EXHIBIT 10.2

Big Horn County Wyoming Leases

1.	T54N-R9IW, 6th PM
Sec.21: E½ NE¼, N½ NW¼, SW¼ NW¼, W½ SW¼, SE¼
Sec.28: NE¼, SE¼ NW¼
Containing 640.00 acres in Big Horn County, Wyoming
BLM Ser. No: WYW136979

2.	T55N-R91W.6th PM
Sec. 29: Lots 8, 9
Containing 82.09 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145696

3.	T53N-R9IW. 6th PM
Sec. 6: Lots 11, 18-23
Sec. 7: Lots 1-4
Sec. 7: E½ W½
Containing 393.12 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145692

4.	T54N-R91W. 6th PM
Sec. 16: SW¼
Containing 160.00 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145695

5.	T54N-R9IW. 6th PM
Sec. 4: Lots 1,2
Sec. 4: S½ NE¼, SE¼ SW¼, SE¼
Sec. 9: Lots 1-14
Sec. 16: NE¼
Sec. 19: SE¼
Containing 1243.37 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145694

6.	T53N-R9IW. 6th PM
Sec. 18: Lots 1-4
Sec. 18: W½ E½, E½ W½
Sec. 19: Lots 1-4
Sec. 19: E ½, E ½ W ½
Containing 1115.43 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145693

7.	T53N-R9IW. 6th PM
Sec. 3: Lots 1-4
Sec. 3: S½ N½, S½
Sec. 9: All
Containing 1271.44 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145691

8.	T53N-R92W. 6th PM
Sec. 13: Lots 1-4
Sec. 13: W½ E½,W’/2
Sec. 14: E½
Containing 975.92 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145705

9.	T53N-R92W. 6th PM
Sec. 25: Lots 1
Sec. 25: NW¼ NE¼, NW¼
Sec. 26: NE¼, N½ SE¼
Containing 480.79 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145707

10.	T53N-R92W. 6th PM
Sec. 23: E½
Sec. 24: Lots 1-4
Sec. 24: W½ E ½, W½
Containing 966.52 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145706

11.	T54N-R92W 6th PM
Sec. 3: Lots 4
Sec. 3: SW¼ NW¼
Sec. 11: NE¼, NW¼ SE¼
Containing 271.70 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145708

12.	T54N-R92W 6th PM
Sec. 25: SW¼
Containing 160.00 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145709

13.	T55N-R92W 6th PM
Sec. 8: SW¼
Sec. 14: Lots 6, 7
Sec. 14: NE¼, E½ NW¼, N½ SE¼
Sec. 17: W½
Sec. 18: Lots 1-3, 6-8, 10-12
Sec. 18: E½
Sec. 21: SW¼
Sec. 23: NE¼, S½
Sec. 24: SW¼
Containing 2323.16 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145710

14.	TS5N-R92W 6th PM
Sec. 25: All
Sec. 26: All
Sec. 27: NE¼, NE¼ NW¼, S½ NW¼, S½
Sec. 28: N½, N½ SW¼, SW¼ SW¼, SE¼
Containing 2480.00 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145711

15.	T55N-R92W 6th PM
Sec. 34: All
Sec. 35: All
Sec. 36: All
Containing 1920.00 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145713

16.	TS5N-R92W 6th PM
Sec. 29: All
Containing 640.00 acres in Big Horn County, Wyoming
BLM Ser. No: WYW145712

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